(ICON)

Prudential
Global
Total Return
Fund, Inc.

SEMI
ANNUAL
REPORT

June 30, 1999

(LOGO)

A Message from the Fund's President                       August 20, 1999
(PHOTO)

Dear Shareholder,
Prudential Global Total Return Fund posted negative returns for the six-month period that ended on June 30, 1999, as did its benchmark, the Lipper Global Income Fund Average. The Fund was hurt primarily by its still-considerable exposure to U.S. Treasuries. These government securities and bonds of certain other major debt markets sold off in the first half of the year amid concern about the potential for higher inflation. The following report takes a closer look at bond market events that took place during the six-month reporting period, and explains how Prudential Global Total Return Fund was positioned accordingly.

Our integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's retail and institutional investors, as well as its policyholders. This integrated group now manages approximately $145 billion in assets, making it one of the three largest fixed-income money managers in the country.
The expanded depth, breadth, and scale of our investment team also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools. The group is co-headed by Senior Managing Directors Jim Sullivan, who is responsible for portfolio management and credit research, and Jack Gaston, who is in charge of risk management and quantitative research.

To utilize these integrated resources more effectively, Mr.
Sullivan recently organized the group into teams, each specializing in a different sector of the fixed-income market. The Global Bond Sector team will now be responsible for the day-to-day management of your Prudential Global
Total Return Fund. Many of the investment professionals who supported the management of the Fund in the past are part of this new team that will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President and Chief Investment Officer
Prudential Global Total Return Fund, Inc.

Performance Review

Cumulative Total Returns1                            As of 6/30/99
                     Six      One     Five      Ten        Since
                    Months    Year    Years    Years     Inception2
Class A             -3.30%    0.95%   54.80%   135.11%    233.08%
Class B             -3.60     0.34     N/A       N/A       21.38
Class C             -3.60     0.34     N/A       N/A       21.39
Class Z             -3.22     1.23     N/A       N/A       11.42
Lipper Global Inc.
Fund Avg.3          -3.35    -0.05    36.02    102.23      ***

Average Annual Total Returns1                         As of 6/30/99
            One      Five      Ten       Since
            Year     Years    Years    Inception2
Class A    -3.09%    8.25%    8.48%       9.37%
Class B    -4.66      N/A      N/A        5.26
Class C    -1.66      N/A      N/A        5.46
Class Z     1.23      N/A      N/A        4.85

Distributions and Yields                              As of 6/30/99
           Total Distributions    30-Day
            Paid for Six Mos.    SEC Yield
Class A          $0.26             4.85%
Class B          $0.23             4.53%
Class C          $0.23             4.49%
Class Z          $0.26             5.31%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers--with the exception of one-year returns--do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower.
Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class
A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class
C shares bought before November 2, 1998, have a 1% CDSC if
sold within one year.   Class Z shares are not subject to
a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 7/7/86; Class B and Class C,
1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Global Income Fund category.

***Lipper Since Inception returns are 180.49% for Class A,
14.59% for Class B and Class C, and 8.13% for Class Z, based on all funds in each share class.

We increased exposure to emerging market bonds
The first half of 1999 began on a somber note for emerging market bonds. In January, the Brazilian government devalued the nation's currency--the real--amid doubts about its ability to solve Brazil's longstanding fiscal difficulties. But the Brazilian government acted quickly to regain investor confidence by cutting spending, raising taxes, and taking other measures. Encouraged by these moves, investor demand increased for Brazilian debt securities and other emerging market bonds. In addition, investor sentiment toward emerging market bonds of Southeast Asian countries improved as economic stability returned to that region. As a whole, emerging market bonds performed better than debt securities in other fixed-income markets during the six months, based on Lehman Brothers indexes.

The Fund's exposure to below-investment-grade emerging market bonds rose from 2.04% of its total investments as of December 31, 1998 to 8.73% as of June 30, 1999. We selectively purchased a mixture of shorter- and longer-term government bonds of Jordan, Venezuela, Bulgaria, and Malaysia--all of which were denominated in U.S. dollars. Emerging market bonds provide high yields because they are often rated below investment grade and carry greater credit risk than the government bonds of developed western economies.
For these reasons, we limit the Fund's exposure to these lower-quality bonds.

We trimmed U.S. Treasuries and Australian bonds
The money we used to purchase emerging market bonds came from selling some of the Fund's longer-term, dollar-bloc bonds, which is a group that includes U.S. Treasuries and the government bonds of Australia, Canada, and New Zealand. In this case, we primarily sold Treasuries and Australian government bonds, which caused dollar-bloc bonds to fall from 49.2% of the Fund's total investments as of December 31, 1998 to 45.5% by the end of June 1999. Selling these bonds helped to lower the Fund's duration (a measure of its sensitivity to changes in the level of interest rates) from 6.1 years to 4.2 years. A shorter duration made the Fund less sensitive to the rise in the yields of dollar-bloc bonds and the decline in their prices. However, our still-considerable exposure to these bonds--especially Treasuries--was a key factor that caused the Fund to post negative returns for the first half of the year.

In fact, dollar-bloc bonds and many major European government bond markets provided negative returns for the six months, according to Lehman Brothers indexes. They sold off amid concern that the powerful U.S. economic expansion, a pickup in world economic growth, and rising commodity prices would spark higher inflation. Investors dislike rising inflation because it erodes the value of their bonds' fixed interest payments. Because bond yields typically reflect the anticipated rate of inflation, investors began to push yields higher in many bond markets and their prices lower, particularly in the Treasury market.

Fed acted to slow U.S. economic growth
This trend continued amid growing expectations that the Federal
Reserve would increase the Federal funds rate--the rate U.S. banks charge each other for overnight loans--to keep the U.S. economy from overheating.

In mid-May, Federal Reserve policy makers announced they were considering raising the key rate because of the potential for higher inflation. Finally on June 30, 1999, the Federal Reserve boosted the Federal funds rate by a quarter of a percentage point to 5.00%.

Besides dollar-bloc bonds, we sold long-term German government bonds to shorten the Fund's duration. As for currencies, we substantially reduced the Fund's euro exposure. When the euro debuted on January 1, 1999, the new single-European currency was widely expected to gain in value. As it turned out, the euro weakened by approximately 12% against the U.S. dollar in its first six months, largely reflecting the superior strength of the U.S. economy compared with that of continental Europe. Even though we cut the Fund's euro weighting in the first half of the year, our remaining exposure to the currency still detracted from the Fund's performance.

Five Largest Issuers
Expressed as a percentage of net assets as of 6/30/99

German Government Bonds         21.1%
U.S. Treasury Obligations       12.3
United Kingdom Treasury Strip    4.3
Danish Government Bonds          3.9
French Government Bonds          2.9

Geographic/Currency Concentration
Expressed as a percentage of total investments as of 6/30/99

United States        36%
Euro                 27
Other                22
United Kingdom        5
Australia             4
Denmark               4
Cash Equivalents      2

Investment Goals and Style
Your Fund seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate-term, investment-grade debt securities issued around the world. The Fund may also invest up to 15% of total net assets in bonds rated below investment grade with a minimum rating of "B" by Standard & Poor's or Moody's, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political and currency risks, as well as potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

Review Cont'd.

Looking Ahead
Our emerging market bond outlook remains positive--in the medium term We expect to maintain a significant exposure to emerging market bonds, which offer yield spreads that, on average, are notably higher than they have been in recent years. Although these bonds carry considerable risks, we believe investors with prudent exposure to eastern European and Asian bonds will continue to be rewarded. As for the euro, its substantial decline will likely have a stimulative effect on the European economy because the weaker currency has made prices of European exports very competitive. Should signs of economic recovery continue to emerge in Europe, the euro's outlook will probably improve.

Portfolio of Investments as
of June 30, 1999 (Unaudited)       PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--84.6%
------------------------------------------------------------
Australia--4.1%
A$         2,950    Commonwealth of Australia,
                       10.00%, 10/15/02               $  2,205,259
           5,700    New South Wales Treasury
                       Corporation,
                       6.50%, 5/1/06                     3,784,411
                                                      ------------
                                                         5,989,670
------------------------------------------------------------
Canada--3.7%
C$         3,250    British Columbia Provincial
                       Bond,
                       6.00%, 6/9/08                     2,215,272
           4,500    Province of Quebec,
                       6.50%, 10/1/07                    3,144,115
                                                      ------------
                                                         5,359,387
------------------------------------------------------------
Denmark--3.9%
                    Danish Government Bonds,
   DKr    20,000    7.00%, 12/15/04                      3,129,019
          15,515    8.00%, 3/15/06                       2,571,503
                                                      ------------
                                                         5,700,522
------------------------------------------------------------
Euro--25.4%
    EURO   4,240    French Government Bond,
                       4.00%, 4/25/09                    4,168,070
           1,755    Italian Government Bond,
                       6.50%, 11/1/27                    2,036,022
                    German Government Bonds,
           1,010    4.50%, 5/17/02                       1,071,607
           8,610    3.75%, 8/26/03                       8,881,797
           5,060    7.375%, 1/3/05                       6,058,338
           5,530    3.75%, 1/4/09                        5,382,509
           7,925    6.25%, 1/4/24                        9,157,204
                                                      ------------
                                                        36,755,547
Germany--1.9%
   DM      5,000    Republic of Colombia,
                       7.25%, 12/21/00                $  2,701,836
------------------------------------------------------------
Greece--2.5%
   GRD   680,000    Hellenic Republic, FRN,
                       11.90%, 12/31/03                  2,243,967
         365,200    Republic of Greece,
                       8.60%, 3/26/08                    1,334,597
                                                      ------------
                                                         3,578,564
------------------------------------------------------------
Hungary--0.4%
   HUF   150,000    Hungarian Government Bond,
                       15.00%, 7/24/01                     629,254
------------------------------------------------------------
New Zealand--3.8%
NZ$        6,700    Federal National Mortgage
                       Association,
                       7.25%, 6/20/02                    3,637,200
           3,300    International Bank of
                       Reconstruction Development,
                       7.25%, 5/27/03                    1,797,159
                                                      ------------
                                                         5,434,359
------------------------------------------------------------
Russia--0.1%
   RUB     8,600    European Bank of Reconstruction
                       Development,
                       Zero Coupon, 5/28/02                 88,642
------------------------------------------------------------
Sweden--3.5%
   SEK    12,200    Kingdom of Sweden,
                       5.00%, 1/15/04                    1,465,669
          29,000    Swedish Government Bond,
                       6.00%, 2/9/05                     3,638,599
                                                      ------------
                                                         5,104,268

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of June 30, 1999 (Unaudited)       PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
United Kingdom--4.3%
  BP       3,360    United Kingdom Treasury Strip,
                       9.50%, 10/25/04                $  6,270,424
------------------------------------------------------------
United States--31.0%
Corporate Bonds--2.5%
US$        1,200    General Motors Acceptance
                       Corp.,
                       5.75%, 11/10/03                   1,161,048
           1,700    Household Finance Corporation,
                       6.40%, 6/17/08                    1,615,391
           1,000    Petroliam Nasional Berhad
                       (Malaysia),
                       7.125%, 10/18/06                    912,000
                                                      ------------
                                                         3,688,439
------------------------------------------------------------
Foreign Government Bonds--1.1%
           1,700    Province of Ontario (Canada),
                       6.00%, 2/21/06                    1,639,650
------------------------------------------------------------
Sovereign Bonds--11.8%
             750    Kingdom Of Jordan,
                       5.50%, 12/23/23                     450,000
             600    Malaysia,
                       8.75%, 6/1/09                       605,640
           1,800    Ministry Of Finance (Russia),
                       10.00%, 6/26/07                     887,625
           1,000    Oman Sultanate (India),
                       7.125%, 3/20/02                     985,000
             930    Republic of Argentina, FRN,
                       5.9375%, 3/31/05                    791,709
           3,000    11.00%, 10/9/06                      2,773,500
             615    Republic of Brazil, FRN,
                       6.0625%, 1/1/01                     588,124
           1,250    Republic of Bulgaria,
                       2.50%, 7/28/12                      743,750
           1,000    Republic of Colombia,
                       7.25%, 2/23/04                      831,000
           1,770    Republic of Croatia, FRN,
                       5.8125%, 7/31/06                  1,486,985
US$          800    Republic of Lithuania,
                       7.125%, 7/22/02                $    754,000
           1,200    Republic of Panama,
                       7.875%, 2/13/02                   1,167,000
           1,400    Republic of Peru,
                       4.50%, 3/7/17                       859,320
                    Republic of Venezuela,
           1,417    6.3125%, 12/18/07                    1,082,045
             800    13.625%, 8/15/18                       716,000
           1,675    Russian Federation,
                       11.00%, 7/24/18                     829,125
           1,500    United Mexican States,
                       9.75%, 2/6/01                     1,562,250
                                                      ------------
                                                        17,113,073
------------------------------------------------------------
Supranational Bonds--3.3%
           4,800    Corporacion Andina de Fomento,
                       7.375%, 7/21/00                   4,766,592
------------------------------------------------------------
U.S. Government Obligations--12.3%
           1,750    United States Treasury Bond,
                       6.625%, 2/15/27                   1,848,157
                    United States Treasury Notes,
           6,065    5.00%, 4/30/01                       6,013,811
           9,750    6.25%, 2/15/07                       9,934,373
                                                      ------------
                                                        17,796,341
                                                      ------------
                                                        45,004,095
                                                      ------------
                    Total long-term investments
                       (cost US$130,707,164)           122,616,568
                                                      ------------
SHORT-TERM INVESTMENTS--8.8%
------------------------------------------------------------
Hungary--1.6%
                    Hungarian Government Bonds,
   HUF   250,000    16.50%, 7/24/99                      1,034,643
         300,000    16.00%, 4/12/00                      1,252,741
                                                      ------------
                                                         2,287,384

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of June 30, 1999 (Unaudited)       PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
Poland--2.8%
  PLZ      4,300    Government of Poland,
                       12.10%(a), 12/24/99            $  1,030,305
                    Polish Treasury Bills,
           2,630    12.95%(a), 10/20/99                    644,793
           2,130    12.95%(a), 10/27/99                    520,799
           4,750    12.20%(a), 11/10/99                  1,156,061
           3,000    16.31%(a), 9/15/99                     744,441
                                                      ------------
                                                         4,096,399
------------------------------------------------------------
Russia--0.1%
   RUB     5,300    European Bank of Reconstruction
                       Development,
                       31.00%, 5/5/00                      174,809
------------------------------------------------------------
United States--4.3%
Corporate Bonds--2.7%
US$        1,000    Banco Ganadero Colombian Bond
                       (Colombia),
                       9.75%, 8/26/99                    1,005,950
           2,900    Financiera Energetica Nacional
                       (Colombia),
                       9.00%, 11/8/99                    2,863,750
                                                      ------------
                                                         3,869,700
Repurchase Agreement--1.6%
US$        2,299    Joint Repurchase Agreement
                       Account,
                       4.78% 7/1/99 (Note 5)          $  2,299,000
                                                      ------------
                                                         6,168,700
                    Total short-term Investments
                       (cost US$13,782,686)             12,727,292
                                                      ------------
------------------------------------------------------------
Total Investments--93.4%
                    (cost $144,489,850)                135,343,860
                    Other assets in excess of
                       liabilities--6.6%                 9,619,728
                                                      ------------
                    Net Assets--100%                  $144,963,588
                                                      ------------
                                                      ------------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
FRN--Floating Rate Note.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities
(Unaudited)                            PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           June 30, 1999
Investments, at value (cost $144,489,850)...................................................................      $135,343,860
Foreign currency, at value (cost $1,339)....................................................................             1,341
Cash........................................................................................................            36,411
Receivable for investments sold.............................................................................        12,357,638
Interest receivable.........................................................................................         2,933,667
Forward currency contracts--amount receivable from counterparties...........................................           414,230
Receivable for Fund shares sold.............................................................................            44,789
Other assets................................................................................................             4,103
                                                                                                                  -------------
   Total assets.............................................................................................       151,136,039
                                                                                                                  -------------
Liabilities
Payable for investments purchased...........................................................................         5,490,457
Payable for Fund shares reacquired..........................................................................           317,557
Accrued expenses and other liabilities......................................................................           175,186
Management fee payable......................................................................................            91,073
Forward currency contracts-amount payable to counterparties.................................................            66,678
Distribution fee payable....................................................................................            31,500
                                                                                                                  -------------
   Total liabilities........................................................................................         6,172,451
                                                                                                                  -------------
Net Assets..................................................................................................      $144,963,588
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    193,136
   Paid-in capital in excess of par.........................................................................       154,985,228
                                                                                                                  -------------
                                                                                                                   155,178,364
   Distributions in excess of net investment income.........................................................        (1,796,162 )
   Accumulated net realized gain on investments.............................................................           379,528
   Net unrealized depreciation on investments and foreign currencies........................................        (8,798,142 )
                                                                                                                  -------------
Net assets, June 30, 1999...................................................................................      $144,963,588
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($138,356,077 / 18,434,074 shares of common stock issued and outstanding).............................             $7.51
   Maximum sales charge (4% of offering price)..............................................................               .31
                                                                                                                  -------------
   Maximum offering price to public.........................................................................             $7.82
                                                                                                                  -------------
                                                                                                                  -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($3,785,970 / 504,075 shares of common stock issued and outstanding)..................................             $7.51
                                                                                                                  -------------
                                                                                                                  -------------
Class C:
   Net asset value and redemption price per share
      ($290,702 / 38,704 shares of common stock issued and outstanding).....................................             $7.51
   Sales charge (1% of offering price)......................................................................               .08
                                                                                                                  -------------
   Offering price to public.................................................................................             $7.59
                                                                                                                  -------------
                                                                                                                  -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,530,839 / 336,785 shares of common stock issued and outstanding)..................................             $7.51
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Income                            June 30, 1999
Income
   Interest and discount earned (net of
      foreign withholding taxes of $11,736)...    $ 5,996,888
                                                 -------------
Expenses
   Management fee.............................        582,303
   Distribution fee--Class A..................        185,791
   Distribution fee--Class B..................         14,048
   Distribution fee--Class C..................          1,061
   Transfer agent's fees and expenses.........        159,000
   Custodian's fees and expenses..............        112,000
   Reports to shareholders....................         49,000
   Legal fees and expenses....................         38,000
   Registration fees..........................         25,000
   Audit fee and expenses.....................         18,000
   Directors' fees............................          9,000
   Insurance..................................          1,000
   Miscellaneous..............................          2,923
                                                 -------------
      Total expenses..........................      1,197,126
                                                 -------------
Net investment income.........................      4,799,762
                                                 -------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions....................     (1,351,593)
   Foreign currency transactions..............        741,137
                                                 -------------
                                                     (610,456)
                                                 -------------
Net change in unrealized appreciation (depreciation) on:
   Investments................................     (9,551,527)
   Foreign currencies.........................         80,519
                                                 -------------
                                                   (9,471,008)
                                                 -------------
Net loss on investments and foreign
   currencies.................................    (10,081,464)
                                                 -------------
Net Decrease in Net Assets
Resulting from Operations.....................    $(5,281,702)
                                                 -------------
                                                 -------------

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months
                                       Ended         Year Ended
Increase (Decrease)                   June 30,      December 31,
in Net Assets                           1999            1998
Operations:
   Net investment income..........  $  4,799,762    $ 11,321,302
   Net realized gain (loss) on
      investments and foreign
      currency transactions.......      (610,456)      1,570,888
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................    (9,471,008)      1,857,462
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    (5,281,702)     14,749,652
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment income
      Class A.....................    (3,074,196)     (7,425,915)
      Class B.....................       (73,178)       (127,509)
      Class C.....................        (5,445)         (8,896)
      Class Z.....................       (56,932)        (83,453)
                                    ------------    ------------
                                      (3,209,751)     (7,645,773)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................    (1,720,306)       (432,992)
      Class B.....................       (40,950)         (7,435)
      Class C.....................        (3,047)           (519)
      Class Z.....................       (31,859)         (4,866)
                                    ------------    ------------
                                      (1,796,162)       (445,812)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................       --           (3,221,486)
      Class B.....................       --              (55,316)
      Class C.....................       --               (3,859)
      Class Z.....................       --              (36,203)
                                    ------------    ------------
                                         --           (3,316,864)
                                    ------------    ------------
Fund share transactions (net of
   conversions) (Note 6)
   Net proceeds from shares
      sold........................     2,797,138       8,184,792
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     1,422,888       2,953,974
   Cost of shares reacquired......   (14,236,097)    (35,442,667)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (10,016,071)    (24,303,901)
                                    ------------    ------------
Total decrease....................   (20,303,686)    (20,962,698)
                                    ------------    ------------
Net Assets
Beginning of period...............   165,267,274     186,229,972
                                    ------------    ------------
End of period.....................  $144,963,588    $165,267,274
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements
(Unaudited)                       PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Total Return Fund, Inc., (the 'Fund'), formerly known as The Global Total Return Fund, Inc., is an open-end, nondiversified management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in governmental (including supranational), semi-governmental or governmental agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies, including debt securities issued or guaranteed by the U.S. Government and foreign governments, their agencies, authorities or instrumentalities (U.S. Government Securities and Foreign Government Securities, respectively). The remainder is generally invested in corporate debt securities or longer term bank debt securities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition the Fund is permitted to invest up to 15% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or on unrated securities of equivalent quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market makers. Any security for which the primary market is on an exchange or NASDAQ National Market System Securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are
--------------------------------------------------------------------------------

Notes to Financial Statements
(Unaudited)                    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: Dividends are declared quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase distributions in excess of net investment income by $1,590,011 and increase accumulated net realized gain on investments by $1,590,011 for foreign currency losses realized and recognized during the six months ended June 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements
(Unaudited)                    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 1999.

PIMS has advised the Fund that it has received approximately $11,200 and $470 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the six months ended June 30, 1999, it received approximately $7,800 and $350 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended June 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended June 30, 1999, the Fund incurred fees of approximately $125,000 for the services of PMFS. As of June 30, 1999, approximately $20,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the six months ended June 30, 1999, aggregated $75,259,993 and $90,028,618, respectively.

At June 30, 1999, the Fund had outstanding forward currency contracts to pruchase and sell foreign currencies as follows:

                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Purchase Contracts          Value            Payable          (Depreciation)
----------------------    -----------     ----------------     --------------
Australian Dollars,
 expiring 7/15/99.....    $ 1,526,171       $  1,520,089          $  6,082
Canadian Dollars,
 expiring 7/8/99......      4,021,378          4,033,762           (12,384)
Euros,
 expiring 7/13/99.....      1,840,334          1,855,388           (15,054)
Pound Sterling,
 expiring 8/4/99......      1,363,546          1,372,886            (9,340)
Swedish Krona,
 expiring 7/9/99......      4,553,962          4,496,411            57,551
                          -----------     ----------------         -------
                          $13,305,391       $ 13,278,536          $ 26,855
                          -----------     ----------------         -------
                          -----------     ----------------         -------

                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Sale Contracts              Value           Receivable        (Depreciation)
----------------------    -----------     ----------------     --------------
Australian Dollars,
 expiring 7/15/99.....    $ 2,240,099       $  2,241,364          $  1,265
Canadian Dollars,
 expiring 7/8/99......      5,884,565          5,921,849            37,284
Euros,
 expiring 7/13/99 -
 7/23/99..............     15,226,301         15,300,803            74,502
Japanese Yen,
 expiring 7/26/99.....      1,966,916          1,976,315             9,399
New Zealand Dollars
 expiring 7/19/99.....      5,613,381          5,653,346            39,965
Pound Sterling,
 expiring 8/4/99......      1,161,581          1,187,236            25,655
Swedish Krona,
 expiring 7/9/99......      1,518,761          1,493,406           (25,355)
Swiss Franc,
 expiring 7/9/99......     10,835,703         10,993,685           157,982
                          -----------     ----------------         -------
                          $44,447,307       $ 44,768,004          $320,697
                          -----------     ----------------         -------
                          -----------     ----------------         -------

The United States federal income tax basis of the Fund's investments at June 30, 1999 was $144,580,708 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $9,236,848 (gross
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements
(Unaudited)                    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
unrealized appreciation--$345,387; gross unrealized depreciation--$(9,582,235).

The Fund has elected to treat approximately $283,907 of net foreign currency losses incurred in the two month period ended December 31, 1998 as having occurred in the current fiscal year.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 1999, the Fund had a .30% undivided interest in the joint account. The undivided interest for the Fund represents $2,299,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Deutsche Bank Securities Inc., 4.75%, in the principal amount of $150,000,000, repurchase price $150,019,792, due 7/1/99. The value of the collateral including accrued interest was $153,000,548.

Goldman Sachs & Co., 4.85%, in the principal amount of $200,000,000, repurchase price $200,026,944, due 7/1/99. The value of the collateral including accrued interest was $204,001,378.

Morgan Stanley Dean Witter, 4.70%, in the principal amount of $178,944,000, repurchase price $178,967,362, due 7/1/99. The value of the collateral including accrued interest was $182,666,733.

Morgan Stanley Dean Witter, 4.72%, in the principal amount of $50,000,000, repurchase price $50,006,556, due 7/1/99. The value of the collateral including accrued interest was $51,021,154.

Warburg Dillon Read LLC, 4.81%, in the principal amount of $200,000,000, repurchase price $200,026,722, due 7/1/99. The value of the collateral including accrued interest was $204,001,326.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares. As of June 30, 1999 Prudential owned 24 Class A shares, 12 Class B shares, 12 Class C shares and 12 Class Z shares.

Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
------------------------------------   ----------   ------------
Six months ended June 30, 1999:
Shares sold.........................      106,880   $    840,946
Shares issued in reinvestment of
  dividends and distributions.......      162,267      1,233,223
Shares reacquired...................   (1,642,503)   (12,857,944)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion.................   (1,373,356)   (10,783,775)
Shares issued upon conversion from
  Class B...........................        6,446         49,479
                                       ----------   ------------
Net decrease in shares
  outstanding.......................   (1,366,910)  $(10,734,296)
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      339,598   $  2,730,063
Shares issued in reinvestment of
  dividends and distributions.......      333,052      2,661,857
Shares reacquired...................   (4,101,283)   (32,833,746)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion.................   (3,428,633)   (27,441,826)
Shares issued upon conversion from
  Class B...........................        3,881         31,322
                                       ----------   ------------
Net decrease in shares
  outstanding.......................   (3,424,752)  $(27,410,504)
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements
(Unaudited)                    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Class B                                  Shares        Amount
------------------------------------   ----------   ------------
Six months ended June 30, 1999:
Shares sold.........................      124,608   $    977,925
Shares issued in reinvestment of
  dividends and distributions.......       12,655         96,155
Shares reacquired...................      (78,405)      (614,197)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................       58,858        459,883
Shares reacquired upon conversion
  into Class A......................       (6,446)       (49,479)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       52,412   $    410,404
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      237,833   $  1,906,388
Shares issued in reinvestment of
  dividends and distributions.......       20,064        160,430
Shares reacquired...................      (94,011)      (752,207)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................      163,886      1,314,611
Shares reacquired upon conversion
  into Class A......................       (3,884)       (31,322)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      160,002   $  1,283,289
                                       ----------   ------------
                                       ----------   ------------
Class C                                  Shares        Amount
------------------------------------   ----------   ------------
Six months ended June 30, 1999:
Shares sold.........................        9,216   $     72,187
Shares issued in reinvestment of
  dividends and distributions.......          988          7,505
Shares reacquired...................       (5,710)       (44,844)
                                       ----------   ------------
Net increase in shares
  outstanding.......................        4,494   $     34,848
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1998:
Shares sold.........................       11,948   $     95,300
Shares issued in reinvestment of
  dividends and distributions.......        1,404         11,227
Shares reacquired...................       (3,185)       (25,475)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       10,167   $     81,052
                                       ----------   ------------
                                       ----------   ------------
Class Z
------------------------------------
Six months ended June 30, 1999:
Shares sold.........................      114,576   $    906,080
Shares issued in reinvestment of
  dividends and distributions.......       11,304         86,005
Shares reacquired...................      (92,292)      (719,112)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       33,588   $    272,973
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      429,296   $  3,453,041
Shares issued in reinvestment of
  dividends and distributions.......       15,060        120,460
Shares reacquired...................     (228,142)    (1,831,239)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      216,214   $  1,742,262
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       12

Financial Highlights (Unaudited)       PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                                 Class A (b)
                                                 ----------------------------------------------------------------------------
                                                 Six Months
                                                    Ended                          Year Ended December 31,
                                                  June 30,       ------------------------------------------------------------
                                                   1999(c)       1998(c)      1997(c)        1996         1995         1994
                                                 -----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $    8.03      $   7.88     $   8.38     $   8.44     $   7.46     $   8.76
                                                 -----------     --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................          .24           .52          .55          .62          .54          .52
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........         (.50)          .16         (.18)         .32         1.25        (1.22)
                                                 -----------     --------     --------     --------     --------     --------
   Total from investment operations...........         (.26)          .68          .37          .94         1.79         (.70)
                                                 -----------     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........         (.17)         (.35)        (.68)        (.62)        (.54)        (.17)
Distributions in excess of net investment
   income.....................................         (.09)         (.02)        (.19)        (.50)        (.27)          --
Distributions from net realized capital
   gains......................................           --          (.16)          --           --           --         (.13)
Tax return of capital distributions...........           --            --           --           --           --         (.30)
                                                 -----------     --------     --------     --------     --------     --------
   Total distributions........................         (.26)         (.53)        (.87)       (1.12)        (.81)        (.60)
                                                 -----------     --------     --------     --------     --------     --------
Redemption fee retained by Fund...............           --            --           --          .12           --           --
                                                 -----------     --------     --------     --------     --------     --------
Net asset value, end of period................    $    7.51      $   8.03     $   7.88     $   8.38     $   8.44     $   7.46
                                                 -----------     --------     --------     --------     --------     --------
                                                 -----------     --------     --------     --------     --------     --------
Per share market price, end of period.........          N/A           N/A          N/A          N/A     $   8.25     $   6.13
                                                                                                        --------     --------
                                                                                                        --------     --------
TOTAL INVESTMENT RETURN BASED ON (a):
   Market price...............................          N/A           N/A          N/A          N/A        49.23%      (16.12)%
   Net asset value............................        (3.30)%        8.92%        4.55%       13.15%       25.45%       (8.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 138,356      $158,932     $183,054     $229,770     $559,071     $493,645
Average net assets (000)......................    $ 149,865      $171,427     $204,795     $299,026     $549,407     $536,230
Ratios to average net assets:
   Expenses, including distribution fees......         1.53%(d)      1.33%        1.39%        1.33%        1.02%        1.04%
   Expenses, excluding distribution fees......         1.28%(d)      1.18%        1.24%        1.18%        1.02%        1.04%
   Net investment income......................         6.19%(d)      6.42%        6.73%        7.01%        6.50%        6.45%
For Class A, B, C, and Z shares:
   Portfolio turnover rate....................           54%           46%          43%          32%         256%         583%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than a full year are not annualized.
(b) Prior to January 15, 1996 the Fund operated as a closed-end investment company.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights (Unaudited)       PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                       Class B
                                                 ----------------------------------------------------
                                                                                         January 15,
                                                 Six Months          Year Ended            1996(c)
                                                    Ended           December 31,           Through
                                                  June 30,       -------------------     December 31,
                                                   1999(d)       1998(d)     1997(d)         1996
                                                 -----------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $  8.03       $  7.89     $  8.39       $   8.51
                                                 -----------     -------     -------         ------
Income from investment operations
Net investment income.........................         .22           .46         .49            .57
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........        (.51)          .16        (.16)           .26
                                                 -----------     -------     -------         ------
   Total from investment operations...........        (.29)          .62         .33            .83
                                                 -----------     -------     -------         ------
Less distributions
Dividends from net investment income..........        (.15)         (.30)       (.64)          (.57)
Distributions in excess of net investment
   income.....................................        (.08)         (.02)       (.19)          (.50)
Distributions from net realized capital
   gains......................................          --          (.16)         --             --
                                                 -----------     -------     -------         ------
   Total distributions........................        (.23)         (.48)       (.83)         (1.07)
                                                 -----------     -------     -------         ------
Redemption fee retained by Fund...............          --            --          --            .12
                                                 -----------     -------     -------         ------
Net asset value, end of period................     $  7.51       $  8.03     $  7.89       $   8.39
                                                 -----------     -------     -------         ------
                                                 -----------     -------     -------         ------
TOTAL INVESTMENT RETURN(a):...................       (3.60)%        8.13%       3.98%         11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $ 3,786       $ 3,625     $ 2,300       $    175
Average net assets (000)......................     $ 3,777       $ 3,048     $ 1,246       $     52
Ratios to average net assets:
   Expenses, including distribution fees......        2.03%(b)      1.93%       1.99%          1.93%(b)
   Expenses, excluding distribution fees......        1.28%(b)      1.18%       1.24%          1.18%(b)
   Net investment income......................        5.70%(b)      5.86%       6.13%          6.41%(b)

---------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights (Unaudited)       PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                       Class C                                     Class Z
                                                 ---------------------------------------------------     ---------------------------
                                                                                        January 15,
                                                 Six Months         Year Ended            1996(d)        Six Months
                                                   Ended           December 31,           Through          Ended         Year Ended
                                                  June 30,      -------------------     December 31,      June 30,      December 31,
                                                  1999(f)       1998(f)     1997(f)         1996            1999          1998(f)
                                                 ----------     -------     -------     ------------     ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 8.03       $ 7.89      $ 8.39         $ 8.51          $ 8.03          $ 7.88
                                                    -----       -------     -------         -----           -----           -----
Income from investment operations
Net investment income.........................        .22          .46         .49            .57             .25             .52
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........       (.51)         .16        (.16 )          .26            (.51)            .17
                                                    -----       -------     -------         -----           -----           -----
   Total from investment operations...........       (.29)         .62         .33            .83            (.26)            .69
                                                    -----       -------     -------         -----           -----           -----
Less distributions
Dividends from net investment income..........       (.15)        (.30 )      (.64 )         (.57)           (.17)           (.36)
Distributions in excess of net investment
   income.....................................       (.08)        (.02 )      (.19 )         (.50)           (.09)           (.02)
Distributions from net realized capital
   gains......................................         --         (.16 )        --             --              --            (.16)
                                                    -----       -------     -------         -----           -----           -----
   Total distributions........................       (.23)        (.48 )      (.83 )        (1.07)           (.26)           (.54)
                                                    -----       -------     -------         -----           -----           -----
Redemption fee retained by Fund...............         --           --          --            .12              --              --
                                                    -----       -------     -------         -----           -----           -----
Net asset value, end of period................     $ 7.51       $ 8.03      $ 7.89         $ 8.39          $ 7.51          $ 8.03
                                                    -----       -------     -------         -----           -----           -----
                                                    -----       -------     -------         -----           -----           -----
TOTAL INVESTMENT RETURN(a):...................      (3.60)%       8.13 %      3.98 %        11.99%          (3.22)%          9.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $  291       $  275      $  190         $  210(b)       $2,531          $2,435
Average net assets (000)......................     $  285       $  220      $  397         $  204(b)       $2,641          $1,771
Ratios to average net assets:
   Expenses, including distribution fees......       2.03%(c)     1.93%       1.99%          1.93%(c)        1.28%           1.18%
   Expenses, excluding distribution fees......       1.28%(c)     1.18%       1.24%          1.18%(c)        1.28%           1.18%
   Net investment income......................       5.70%(c)     5.84%       6.05%          6.41%(c)        6.46%           6.65%
                                                 March 17,
                                                  1997(e)
                                                  through
                                                December 31,
                                                  1997(f)
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 8.32
                                                    -----
Income from investment operations
Net investment income.........................        .39
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........        .05
                                                    -----
   Total from investment operations...........        .44
                                                    -----
Less distributions
Dividends from net investment income..........       (.69)
Distributions in excess of net investment
   income.....................................       (.19)
Distributions from net realized capital
   gains......................................         --
                                                    -----
   Total distributions........................       (.88)
                                                    -----
Redemption fee retained by Fund...............         --
                                                    -----
Net asset value, end of period................     $ 7.88
                                                    -----
                                                    -----
TOTAL INVESTMENT RETURN(a):...................       5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $  686
Average net assets (000)......................     $  257
Ratios to average net assets:
   Expenses, including distribution fees......       1.24%(c)
   Expenses, excluding distribution fees......       1.24%(c)
   Net investment income......................       5.41%(c)

---------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Figure is actual and not rounded to nearest thousand.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly --in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

PRICOA Asset Management, Ltd.
115 Houndsditch
London EC3A 7BU

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


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